Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cass Information Systems, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, P. Stephen Appelbaum, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ P. Stephen Appelbaum
P. Stephen Appelbaum
Executive Vice President and Chief
Financial Officer
(Principal Financial and Accounting Officer)
November 7, 2019

A signed original of this written statement required by Section 906 has been provided to Cass Information Systems, Inc. and will be retained by Cass Information Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.